 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 25, 2008

Wellstar International, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-130295	20-1834908
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6911 Pilliod Road
Holland, Ohio 43528
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (419) 865-0069

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd FL
New York, New York 100
Phone: (212) 930-9700
 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On April 25, 2008, Wellstar International Inc. (the “Company”) completed a private placement of $190,000.00 of securities (“Purchase Agreement”) with a number of investors (“Purchasers”). The securities comprise (i) 8% secured convertible callable notes of the Company (“Notes”) in an aggregate principal amount of $325,000.00, convertible into common stock of the Company at conversion price to be determined by the formula set forth in the Purchase Agreement (the “Conversion Price”) subject to certain possible adjustments,  and (ii) warrants (each a “Warrant”), providing a right to purchase 20,000,000 shares of common stock of the Company at an exercise price of $.0001 per share having a term ending five years from the closing date.  Upon the filing of a proxy by the Company with the Securities and Exchange Commission (the “Funding Date”) to increase the authorized common stock of the Company, the Company shall issue and sell to the Buyers and the Buyers severally agree to purchase from the Company an aggregate of an additional One Hundred Thirty Five Thousand Dollars ($135,000) principal amount of Notes.

The Conversion Price shall be the lesser of (i) the Variable Conversion Price (as defined below) and (ii) the Fixed Conversion Price (as defined below) (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).  The “Variable Conversion Price” shall mean the Applicable Percentage (as defined below) multiplied by the Market Price (as defined below).  “Market Price” means the average of the lowest three (3) Trading Prices (as defined below) for the common stock during the twenty (20) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the “Conversion Date”).  “Trading Price” means, for any security as of any date, the intraday trading price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Company and holder and hereafter designated by holders of a majority in interest of the Notes and the Company or, if the OTCBB is not the principal trading market for such security, the intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc.  If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Company and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes.  “Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.  “Applicable Percentage” shall mean 32.5%.  The “Fixed Conversion Price” shall mean $.12.

The Purchase Agreement calls for the issuance of Warrants comprising the right to purchase up to 20,000,000 shares of common stock of the Company at an exercise price of $.0001 per share. The Warrants expire five years from the closing date. The Warrants may be exercised for cash or on a cashless basis and are subject to certain other conditions.

The Company has entered into a “Registration Rights Agreement,” pursuant to which it is obligated to file a registration statement to register all or the maximum amount permitted by the SEC (collectively the “Maximum Amount”) of the common stock of the Company underlying the Notes and Warrants (the “Conversion Shares”), which contains certain liquidated damages if not timely filed. The Company shall prepare, and, on or prior to ten (10) days from the date of receipt of written demand of the Purchasers (in the Purchase Agreement) (the “Filing Date”), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities underlying the Notes and Warrants issued or issuable pursuant to the Purchase Agreement, which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of common stock as may become issuable upon conversion of or otherwise pursuant to the Notes and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.  The number of shares of common stock initially included in such Registration Statement shall be no less than an amount equal to the number of Conversion Shares that are then issuable upon conversion of the Notes without regard to any limitation on the Investor’s ability to convert the Notes.  The Company acknowledges that the number of shares initially included in the Registration Statement represents a good faith estimate of the maximum number of shares issuable upon conversion of the Notes and upon exercise of the Warrants.

The Company and all of its subsidiaries (each, a “Debtor”) entered into a Security Agreement and an Intellectual Property Security Agreement pursuant to which they granted to the Purchasers and their assigns to a security interest in all of the assets of the Debtors (the “Collateral”), including a pledge by the Company of all of the intellectual property of the Company and of each of its subsidiaries. Upon an Event of Default under the Security Agreement, the Agent may exercise all rights available to any of the Purchasers, including to take possession of the Collateral and to operate the business of each Debtor.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

10.1	Form of the Securities Purchase Agreement by and between the Company and the Purchasers.
10.2	Form of the Registration Rights Agreement by and between the Company and the Purchasers.
10.3	Form of the 8% Secured Convertible Callable Note by and between the Company and the Purchasers.
10.4	Form of the Stock Purchase Warrant by and between the Company and the Purchasers.
10.5	Form of the Security Agreement, dated April 25, 2008.
10.6	Form of the Intellectual Property Security Agreement, dated April 25, 2008.

   .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSTAR INTERNATIONAL, INC.

Date: May 6, 2008	By:	/s/ John Antonio
Name: John Antonio
President and Chief Executive Officer